Virtus Opportunities Trust

Supplement dated June 12, 2017 to the Prospectus dated April 10, 2017, as supplemented

Important Notice to Investors

The disclosure describing eligible purchasers of Class R6 Shares on page 204 of the statutory prospectus is hereby replaced in its entirety with the following:

Class R6 Shares. (Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps Real Estate Securities Fund, Virtus Equity Trend Fund, Virtus KAR International Small-Cap Fund, Virtus Newfleet Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Vontobel Emerging Markets Opportunities Fund and Virtus Vontobel Foreign Opportunities Fund, only). Class R6 Shares are available only to funds advised or subadvised by VIA or one of its affiliates, employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

Further, the last bullet of the “Exchange Privileges” section on page 216 of the statutory prospectus is hereby replaced in its entirety with the following:

In certain circumstances, a fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund, the Distributor or the Transfer Agent, and the financial intermediary. Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not using a financial intermediary) may be permitted to exchange shares of one class of the fund into another class of the same fund, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund. Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/R6&xClassExchDisclosure (6/17)

Virtus Opportunities Trust

Supplement dated June 12, 2017 to the

Statement of Additional Information (“SAI”) dated April 10, 2017, as supplemented

Important Notice to Investors

The disclosure describing eligible purchasers of Class R6 Shares on page 108 of the SAI is hereby replaced in its entirety with the following:

Class R6 Shares

Class R6 Shares are available only to funds advised or subadvised by VIA or one of its affiliates, employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

Further, the second paragraph of the disclosure describing policies relating to exchange privileges on page 114 of the SAI is hereby replaced in its entirety with the following:

In certain circumstances, a fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund, the Distributor or the Transfer Agent, and the financial intermediary. Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not using a financial intermediary) may be permitted to exchange shares of one class of the fund into another class of the same fund, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund. Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/R6&xClassExchDisclosure (6/17)